Exhibit 99.1

Registration Statement for Trump Media Bitcoin Treasury Deal Becomes Effective

Company Files Final Prospectus as Expansion Plans Move Forward

SARASOTA, Fla., June 13, 2025 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) ("Trump Media" or the "Company"), operator of the social media platform Truth Social, the streaming platform Truth+, and the FinTech brand Truth.Fi, announced that the Company's previously-filed registration statement on Form S-3 (the "Registration Statement") has been declared effective by the U.S. Securities and Exchange Commission ("SEC") on June 13, 2025. Consequently, Trump Media has filed a corresponding final prospectus with the SEC.

In accordance with the Company’s obligations arising from the previously-disclosed debt and equity agreements with approximately fifty investors that yielded approximately $2.3 billion in total proceeds—one of the largest Bitcoin treasury deals for a public company—the Registration Statement registers for resale by the investors the approximately 56 million shares of equity and 29 million shares underlying convertible notes.

Furthermore, as previously announced, the Registration Statement includes a universal shelf intended to provide the Company with greater flexibility to pursue a wide variety of initiatives related to its growth strategy.   The Company has no immediate plans to issue any securities under the shelf registration statement.

Trump Media's CEO and President Devin Nunes said, "We’re aggressively implementing our plans to expand the Company, our offerings, and our capabilities. By simultaneously enhancing and growing our social media platform, TV streaming platform, and our FinTech brand while establishing a Bitcoin treasury, we aim to continue rapidly transforming Trump Media into an indispensable company for the expanding customer base of the Patriot Economy.”

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in the United States or any other state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement About Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of Trump Media. We have based these forward-looking statements on our current expectations and projections about future events, including the terms, timing and results of any future offerings under the Registration Statement, potential merger & acquisition activity, the rollout of products and features, our bitcoin treasury strategy, the future plans, timing and potential success of the streaming services and the launch and success of our financial services and FinTech platform. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "soon," "goal," "intends," or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

About Trump Media

The mission of Trump Media is to end Big Tech's assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations, as well as Truth+, a TV streaming platform focusing on family-friendly live TV channels and on-demand content. Trump Media is also launching Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America)
Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com